UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2014

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	001-35570	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive office) (zip code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2014, pursuant to an Agreement and Plan of Merger executed on December 31, 2013, Chanticleer Holdings, Inc. (the “Company”) completed the acquisition of all of the outstanding shares of each of Tacoma Wings, LLC, Jantzen Beach Wings, LLC and Oregon Owl’s Nest, LLC (collectively, the “ Hooters Entities”), which owned and operated the Hooters restaurant locations in Tacoma, Washington and Portland, Oregon, respectively. The Hooters Entities were purchased from Hooters of Washington, LLC and Hooters of Oregon Partners, LLC (collectively, the “Hooters Sellers”) for a total purchase price of 680,272 Company units, with each unit consisting of one share of the Company’s common stock and one five-year warrant to purchase a share of the Company’s common stock. Half of the warrants are exercisable at $5.50 and half of the warrants are exercisable at $7.00. As part of this transaction, the Hooters Sellers were granted registration rights with respect to the Company’s common stock issued and underlying the warrants, and franchise rights and leasehold rights to the locations were transferred to the Company.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above and Item 8.01 below is incorporated by reference into this Item 3.02. The January 31, 2014 issuances of 680,272 units to the Hooters Sellers and 195,000 units to Express Working Capital were private placements to “accredited investors” (as the term is defined under Rule 501 of Regulation D) and exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D, as transactions by an issuer not involving public offerings.

Item 8.01.	Other Events

Also on January 31, 2014, pursuant to an Agreement and Plan of Merger executed on January 14, 2014, the Company completed the acquisition of all of the outstanding shares of Dallas Spoon, LLC and Dallas Spoon Beverage, LLC (collectively, the “Spoon Entities”) from Express Restaurant Holdings, LLC and Express Restaurant Holdings Beverage, LLC. The purchase price of 195,000 Company units was paid to Express Working Capital, LLC (“EWC”); the units consist of one share of the Company’s common stock and one five-year warrant to purchase a share of the Company’s common stock. Half of the warrants are exercisable at $5.50 and half of the warrants are exercisable at $7.00. As part of this transaction, EWC was granted registration rights with respect to the Company’s common stock issued and underlying the warrants, and all leaseholds and other rights were transferred to the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than April 18, 2014.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than April 18, 2014.

(d)	Exhibits

99.1 Press release dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 3, 2014